UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Tri Pointe Homes, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A filing consists of communications from Tri Pointe Homes, Inc., a Delaware corporation (the “Company”), relating to the Agreement and Plan of Merger, dated February 13, 2026, with Sumitomo Forestry Co., Ltd., a Japanese corporation (kabushiki kaisha) (“Parent”), and Teton NewCo, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent.

The following email was provided to employees of the Company on February 13, 2026.

Email Subject Line: New chapter, same life-changing vision

Tri Pointe Homes Team Members,

I am excited to share that a few moments ago, we announced that Tri Pointe Homes has entered into an agreement to be acquired by Sumitomo Forestry to create a leading U.S. homebuilder. Sumitomo Forestry is a housing and wood products company based in Tokyo, Japan, with a family of locally-led U.S. homebuilding brands. This strategic combination reflects a significant milestone built on the strength of our people, our culture, operating philosophy and our long-term growth vision.

Entering into an agreement with Sumitomo Forestry is just the first step. The acquisition is subject to certain conditions, including approval of the merger by Tri Pointe Homes’ stockholders and other customary closing conditions. We expect the closing of the transaction to occur in the second quarter of 2026. Tri Pointe Homes remains an independent company until the completion of the transaction. Upon closing, Tri Pointe Homes will operate as an independent brand and a wholly owned subsidiary of Sumitomo Forestry America, and our leadership, culture, and operating model will remain in place. You can read the press release from tonight’s announcement here.

Sumitomo Forestry recognizes the value of our premium lifestyle brand and has an aligned culture and business philosophy. They are excited to partner with us on our continued growth journey.

We know you may have questions. We will be hosting an all-team member Houseblend webinar tomorrow morning at 8:30 AM Pacific Time to share additional details. We encourage you to join the live webinar. In the meantime, you’re welcome to review the FAQ document below, which addresses many of the initial questions you may have.

We are committed to sharing information transparently and encourage you to reach out to your Division President, HR leader, or directly to us at DougandTom@TriPointeHomes.com with any questions or comments.

We’re excited to grow and continue our life-changing mission - dedicated to designing homes, communities, and experiences that inspire and uplift our customers, our team members, and the communities we serve. Let’s talk more on the Houseblend webinar.

Best,

Doug and Tom

BUILDING ON OUR STRENGTH - A DEFINING MOMENT FOR TRI POINTE HOMES’ NEXT PHASE OF GROWTH

WHY THIS MOMENT MATTERS

Today’s announcement reflects a significant milestone and logical next step in the evolution of Tri Pointe - built on the strength of our people, culture and operating philosophies.

Guided by our mission of being in the life-changing business, our H.E.A.R.T. values and our brand pillars - The Best of Big and Small, Customer Driven, Premium Lifestyle Brand and Passionate Culture - Tri Pointe Homes has built a differentiated, diversified platform with strong local operating teams and disciplined execution.

This strategic combination is not about changing who we are. It is about investing in what has made us strong and supporting our next phase of growth.

WHAT WAS ANNOUNCED?

Tri Pointe Homes has entered into an agreement to be acquired by Sumitomo Forestry. We remain an independent company until the completion of the transaction and upon closing, Tri Pointe Homes will become a wholly owned subsidiary of Sumitomo Forestry America and will no longer be publicly traded on the NYSE.

Sumitomo Forestry is a publicly traded company listed on the Tokyo Stock Exchange, and upon closing, we will operate as an independent brand within their family of U.S. homebuilders.

WHAT DOES THIS MEAN FOR YOU/OUR TEAM MEMBERS?

For team members, this means business as usual. There are no changes planned to staffing, team member roles or responsibilities, pay, benefits, incentives, our company name, brand pillars, logo or how we work day to day as a result of this acquisition. More information is provided below to address specific areas you may be most interested in.

WHAT DOES THIS MEAN FOR MY JOB, ROLE, OR TITLE?

There are no changes planned to employment, roles, titles, or responsibilities as a result of this acquisition.

WHAT DOES THIS MEAN FOR BASE PAY AND COMPENSATION?

There are no changes planned to base pay or our annual salary action process as a result of this acquisition.

We will continue to evaluate compensation as we do today - through our normal annual review process, informed by performance, market data and business priorities.

We expect our incentive programs in 2027 and beyond to remain substantially similar in overall design and intent.

WHAT DOES THIS MEAN FOR OUR STIP/ANNUAL BONUS PROGRAM AND OTHER INCENTIVE PROGRAMS?

•	Earned 2025 STIP awards will continue to be paid as scheduled, on March 13, 2026

•	No changes are planned to our 2026 STIP design

•	No changes are planned to existing field sales, construction, customer care, design studio or Tri Pointe Solutions compensation programs

•	All current program designs remain intact

As in prior years, future incentive designs will continue to be evaluated based on business priorities and market practices. We expect our compensation philosophies and program designs to remain substantially similar to our existing programs.

WHAT DOES THIS MEAN FOR LONG-TERM INCENTIVE OR EQUITY AWARDS?

Some leaders participate in long-term incentive or equity-based programs.

Upon closing of this transaction:

•	Shares that you have received in connection with the vesting of prior awards that you have not yet sold will be treated consistently with the terms of the transaction and converted to cash

•	Outstanding unvested awards (with the exception of 2026 grants) will vest and be settled in cash

•	2026 grants will retain their existing vesting schedules and be settled in cash upon each vesting date

Applicable participants will receive additional information.

WHAT DOES THIS MEAN FOR OUR BENEFIT PROGRAMS?

There are no current changes planned to benefits programs.

All prior service with Tri Pointe Homes will continue to be recognized for vesting purposes under applicable benefit plans. Team members will be kept informed should anything change in the future.

WHY DOES THIS STRATEGIC COMBINATION MAKE SENSE?

This strategic combination strengthens Tri Pointe Homes for the long term.

As part of Sumitomo Forestry, we can:

•	Focus on sustainable, long-term value creation and growth - with like-minded partners

•	Step away from short-term public market expectations

•	Achieve the best operating model in homebuilding - private company with access to public debt markets

•	Continue investing thoughtfully in people, land, product, and communities

•	Drive scale and operating leverage

Most importantly, this new partnership allows us to build on our growth strategy.

WHY WAS TRI POINTE HOMES AN ATTRACTIVE PARTNER?

Sumitomo Forestry was drawn to Tri Pointe Homes because of:

•	Our aligned culture and business philosophy

•	Our differentiated, diversified platform and complementary customer segments

•	Our premium lifestyle brand, distinctive home and community design, and consistent history of success

•	The depth, breadth, experience, and passion of our team, supported by strong operational systems, processes, and technology

They are deeply impressed by how Tri Pointe Homes operates today and see our people, culture, and leadership as central to continued success.

WHO IS SUMITOMO FORESTRY AND WHY IS THIS A GOOD COMBINATION?

Founded in 1691, Sumitomo Forestry is a global organization with a long history of sustainable business practices and long-term investment.

Over the past 20+ years, they have thoughtfully built a U.S. homebuilding portfolio of respected, locally led builders - including DRB Group, Bloomfield Homes, Edge Homes, and MainVue Homes - each serving different customers and markets.

Together with Sumitomo Forestry, this creates a family of brands with greater financial capacity while preserving what makes each business unique. This family-of-brands approach allows each builder to remain true to its identity while benefiting from shared scale, capital support, and long-term investment.

To learn more about Sumitomo, we encourage you to visit their website by clicking here.

WHAT DOES THIS MEAN FOR TRI POINTE HOMES GOING FORWARD?

Following the completion of the transaction, which is expected in the second quarter of 2026, Tri Pointe Homes will become part of Sumitomo Forestry’s family of U.S. homebuilders.

Importantly:

•	Tri Pointe Homes will continue operating as an independent brand

•	Our leadership, culture and operating model remain in place

•	Local decision-making and accountability continue

Our customer-driven insights, community relationships, and locally led teams remain key to how we serve customers and grow our business.

HOW DOES THIS SUPPORT OUR FUTURE GROWTH?

This transaction provides the scale, capital support and long-term strategy to advance Tri Pointe Homes’ growth plans.

This partnership enables:

•	Enhanced geographic diversification

•	Continued growth across products, customer segments and communities

•	Greater ability to pursue compelling market opportunities

All while allowing Tri Pointe Homes to operate independently and intentionally.

WILL OUR LEADERSHIP TEAM REMAIN? ARE DOUG BAUER AND TOM MITCHELL STAYING?

Yes. Doug Bauer and Tom Mitchell are continuing in their roles, along with our broader home office, division, and financial services leadership teams.

A key reason Sumitomo Forestry pursued this partnership is the strength and experience of Tri Pointe Homes’ leadership. No leadership changes are currently planned as a result of this transaction.

WILL SYSTEMS, PROCESSES, OR TECHNOLOGY CHANGE?

No changes are currently planned. It is business as usual, and teams should continue using the same systems, tools, processes and best practices.

WILL TALKING POINTS BE PROVIDED FOR CUSTOMERS AND BUSINESS/TRADE PARTNERS?

Yes. Talking points and guidance will be provided to support conversations with customers, homeowners, business and trade partners, and other stakeholders, ensuring clear, consistent communication and reinforcing continuity in our relationships.

WHAT SHOULD I EXPECT IN THE NEAR TERM?

As stated above, no changes are planned – we should operate our business as usual and our focus remains the same:

•	Serving customers

•	Building communities

•	Supporting one another

•	Executing our strategy and business plan

Any updates will be communicated clearly and in advance.

CLOSING THOUGHTS

This strategic combination reflects the strength of Tri Pointe Homes - our people, our culture, operating philosophies and our long-term vision.

We are committed to sharing information transparently and encourage you to reach out to your division leadership, HR leader, or directly to Doug and Tom at DougandTom@TriPointeHomes.com with any questions or to share how you’re feeling.

Grounded in our mission, values, and brand pillars, we are entering the next chapter of growth with the support of a like-minded partner - and the opportunity to build something even greater, together.

Forward-Looking Statements

This communication contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Sumitomo Forestry’s and Tri Pointe Homes’ expectations or beliefs concerning future events, including with respect to the fourth quarter and full year results of Tri Pointe Homes and with respect to the proposed transaction, including the expected timetable for completing the proposed transaction, future opportunities for the combined businesses and the expected benefits of the proposed transaction, including with respect to U.S. home deliveries and home sales, community count expansion and the growth of the Tri Pointe Homes brand. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “target,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on various assumptions, whether or not identified in this communication, are not guarantees of future performance and reflect management’s current expectations. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. Some of the factors which could cause outcomes and results to differ materially from expectations include the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the businesses of Sumitomo Forestry and Tri Pointe Homes and the price of the common stock of Sumitomo Forestry and Tri Pointe Homes; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement entered into in connection with the proposed transaction (the “Merger Agreement”) by the stockholders of Tri Pointe Homes and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the risk that the Merger Agreement may be terminated in circumstances that require Tri Pointe Homes to pay a termination fee; (v) unanticipated difficulties or expenditures relating to the proposed transaction, including the response of business partners and competitors to the announcement of the proposed transaction or difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; (vi) risks that the proposed transaction disrupts current plans and operations; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk of any litigation relating to the proposed transaction; (ix) the effects of U.S. trade policies, including the imposition of tariffs and duties on homebuilding products and retaliatory measures taken by other countries; (x) the prices and availability of supply chain inputs, including raw materials, labor and home components; (xi) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (xii) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, on demand for Tri Pointe Homes’ or Sumitomo Forestry’s products; (xiii) risks relating to certain restrictions during the pendency of the proposed transaction that may impact the ability of Tri Pointe Homes and Sumitomo Forestry to pursue certain business opportunities or strategic transactions; (xiv) risks that the benefits of the proposed transaction are not realized when and as expected; and (xv) other factors described in the Proxy Statement (as defined below) and under the heading “Risk Factors” in Tri Pointe Homes’ Annual Report on Form 10-K for the year ended December 31, 2024, Tri Pointe Homes’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the Securities and Exchange Commission (the “SEC”). The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, neither Tri Pointe Homes nor Sumitomo Forestry undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction between Sumitomo Forestry and Tri Pointe Homes, Tri Pointe Homes intends to file with the SEC a preliminary proxy statement (with the definitive proxy statement, the “Proxy Statement”) and other relevant documents in connection with a special meeting of Tri Pointe Homes’ stockholders for purposes of obtaining, stockholder approval of the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that Tri Pointe Homes may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of Tri Pointe Homes and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF TRI POINTE HOMES ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY TRI POINTE HOMES, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRI POINTE HOMES, SUMITOMO FORESTRY AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the Proxy Statement and other documents containing important information filed by Tri Pointe Homes with the SEC at the SEC’s website at www.sec.gov or from Tri Pointe Homes at its website at https://investors.tripointehomes.com/investors/overview/default.aspx.

Participants in the Solicitation

Tri Pointe Homes, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Tri Pointe Homes’ directors and executive officers is set forth in (i) Tri Pointe Homes’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 21, 2025; (ii) Tri Pointe Homes’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 7, 2025, under the headings “Board of Directors”, “Compensation of Non-Employee Directors”, “Corporate Governance”, “Compensation Discussion and Analysis”, “Compensation Committee Report”, “Ownership of our Common Stock”, “Equity Compensation Plan Information”, “Executive Compensation”, “Director Compensation”, and “Certain Relationships and Related Party Transactions”; (iii) to the extent holdings of Company securities by its directors or executive officers have changed since the amounts set forth in Tri Pointe Homes’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC; (iv) Tri Pointe Homes’ Current Report on Form 8-K, which was filed on April 17, 2025; and (v) in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Tri Pointe Homes’ proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders are and will be able to obtain a free copy of the documents filed with the SEC at the SEC’s website at www.sec.gov or from Tri Pointe Homes at its website at https://investors.tripointehomes.com/Home/default.aspx.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The following email was provided to land developers and land sellers on February 13, 2026.

Email Subject Line: Tri Pointe Homes and Sumitomo Forestry to combine, expanding high-quality homes and service

Body Copy:

[NAME],

I am writing to you to share some exciting news: Tri Pointe Homes has entered into an agreement to be acquired by Sumitomo Forestry, creating a leading U.S. homebuilder. For additional information, you can read our press release here [HYPERLINK].

Founded in 1691, Sumitomo Forestry is a global organization with a long history of sustainable business practices and long-term investment. Over the past 20+ years, they have thoughtfully built a U.S. homebuilding portfolio of respected, locally led builders. Partnering with Sumitomo Forestry is a natural evolution in Tri Pointe’s growth and reflects the strength of our differentiated business strategy, premium lifestyle brand and design-driven approach. Sumitomo Forestry also shares our people-first culture and strong commitment to quality, enduring craftsmanship and customer experience.

Importantly, we expect no changes to our local partnerships, division team, decision making, contracts or ongoing projects as a result of this transaction. Completion of the transaction is expected in the second quarter of 2026, subject to certain conditions, including approval of the merger by Tri Pointe Homes’ stockholders and other customary conditions. Upon closing, Tri Pointe Homes will become a part of Sumitomo Forestry’s family of U.S. homebuilders and will continue to operate as a distinct brand led by Tri Pointe’s existing management team.

We will keep you apprised of any important updates as we move through this process. If you have any questions, please do not hesitate to contact me or our Vice President of Land Acquisition, [NAME].

We appreciate the support you’ve shown us. We remain committed to our valued partners and look forward to continuing our strong relationship and growth benefiting both our companies.

Sincerely,

[Division President Name]

Division President

[TRI POINTE HOMES DIVISION NAME]

Forward-Looking Statements

This communication contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Sumitomo Forestry’s and [Tri Pointe Homes’] expectations or beliefs concerning future events, including with respect to the fourth quarter and full year results of Tri Pointe Homes and with respect to the proposed transaction, including the expected timetable for completing the proposed transaction, future opportunities for the combined businesses and the expected benefits of the proposed transaction, including with respect to U.S. home deliveries and home sales, community count expansion and the growth of the Tri Pointe Homes brand. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “target,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on various assumptions, whether or not identified in this communication, are not guarantees of future performance and reflect management’s current expectations. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. Some of the factors which could cause outcomes and results to differ materially from expectations include the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the businesses of Sumitomo Forestry and Tri Pointe Homes and the price of the common stock of Sumitomo Forestry and Tri Pointe Homes; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement entered into in connection with the proposed transaction (the “Merger Agreement”) by the stockholders of Tri Pointe Homes and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the risk that the Merger Agreement may be terminated in circumstances that require Tri Pointe Homes to pay a termination fee; (v) unanticipated difficulties or expenditures relating to the proposed transaction, including the response of business partners and competitors to the announcement of the proposed transaction or difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; (vi) risks that the proposed transaction disrupts current plans and operations; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk of any litigation relating to the proposed transaction; (ix) the effects of U.S. trade policies, including the imposition of tariffs and duties on homebuilding products and retaliatory measures taken by other countries; (x) the prices and availability of supply chain inputs, including raw materials, labor and home components; (xi) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (xii) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, on demand for [Tri Pointe Homes’] or Sumitomo Forestry’s products; (xiii) risks relating to certain restrictions during the pendency of the proposed transaction that may impact the ability of Tri Pointe Homes and This communication contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Sumitomo Forestry’s and Tri Pointe Homes’ expectations or beliefs concerning future events, including with respect to the fourth quarter and full year results of Tri Pointe Homes and with respect to the proposed transaction, including the expected timetable for completing the proposed transaction, future opportunities for the combined businesses and the expected benefits of the proposed transaction, including with respect to U.S. home deliveries and home sales, community count expansion and the growth of the Tri Pointe Homes brand. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “target,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on various assumptions, whether or not identified in this communication, are not guarantees of future performance and reflect management’s current expectations. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. Some of the factors which could cause outcomes and results to differ materially from expectations include the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the businesses of Sumitomo Forestry and Tri Pointe Homes and the price of the common stock of Sumitomo Forestry and Tri Pointe Homes; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement entered into in connection with the proposed transaction (the “Merger Agreement”) by the stockholders of Tri Pointe Homes and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the risk that the Merger Agreement may be terminated in circumstances that require Tri Pointe Homes to pay a termination fee; (v) unanticipated difficulties or expenditures relating to the proposed transaction, including the response of business partners and competitors to the announcement of the proposed transaction or difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; (vi) risks that the proposed transaction disrupts current plans and operations; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk of any litigation relating to the proposed transaction; (ix) the effects of U.S. trade policies, including the imposition of tariffs and duties on homebuilding products and retaliatory measures taken by other countries; (x) the prices and availability of supply chain inputs, including raw materials, labor and home components; (xi) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (xii) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, on demand for Tri Pointe Homes’ or Sumitomo Forestry’s products; (xiii) risks relating to certain restrictions during the pendency of the proposed transaction that may impact the ability of Tri Pointe Homes and Sumitomo Forestry to pursue certain business opportunities or strategic transactions; (xiv) risks that the benefits of the proposed transaction are not realized when and as expected; and (xv) other factors described in the Proxy Statement (as defined below) and under the heading “Risk Factors” in Tri Pointe Homes’ Annual Report on Form 10-K for the year ended December 31, 2024, Tri Pointe Homes’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the Securities and Exchange Commission (the “SEC”). The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, neither Tri Pointe Homes nor Sumitomo Forestry undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction between Sumitomo Forestry and Tri Pointe Homes, Tri Pointe Homes intends to file with the SEC a preliminary proxy statement (with the definitive proxy statement, the “Proxy Statement”) and other relevant documents in connection with a special meeting of Tri Pointe Homes’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that Tri Pointe Homes may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of Tri Pointe Homes and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF TRI POINTE HOMES ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY TRI POINTE HOMES, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRI POINTE HOMES, SUMITOMO FORESTRY AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the Proxy Statement and other documents containing important information filed by Tri Pointe Homes with the SEC at the SEC’s website at www.sec.gov or from Tri Pointe Homes at its website at https://investors.tripointehomes.com/investors/overview/default.aspx

Participants in the Solicitation

Tri Pointe Homes, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Tri Pointe Homes’ directors and executive officers is set forth in (i) Tri Pointe Homes’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 21, 2025; (ii) Tri Pointe Homes’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 7, 2025, under the headings “Board of Directors”, “Compensation of Non-Employee Directors”, “Corporate Governance”, “Compensation Discussion and Analysis”, “Compensation Committee Report”, “Ownership of our Common Stock”, “Equity Compensation Plan Information”, “Executive Compensation”, “Director Compensation”, and “Certain Relationships and Related Party Transactions”; (iii) to the extent holdings of Company securities by its directors or executive officers have changed since the amounts set forth in Tri Pointe Homes’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC; (iv) Tri Pointe Homes’ Current Report on Form 8-K, which was filed on April 17, 2025; and (v) in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Tri Pointe Homes’ proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders are and will be able to obtain a free copy of the documents filed with the SEC at the SEC’s website at www.sec.gov or from Tri Pointe Homes at its website at https://investors.tripointehomes.com/Home/default.aspx.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The following talking points were made available to employees for use with land developers and land sellers on February 13, 2026.

The following talking points have been prepared for Tri Pointe Homes’ land developer / land seller-facing teams and should be used to address questions related to the announced transaction with Sumitomo Forestry.

Please escalate any questions not answered by the below to your manager.

•	On February 12, we announced that Tri Pointe Homes entered into an agreement to be acquired by Sumitomo Forestry to create a leading U.S. homebuilder.

•	Founded in 1691, Sumitomo Forestry is a global organization with a long history of sustainable business practices and long-term investment.

•	Over the past 20+ years, they have thoughtfully built a U.S. homebuilding portfolio of respected, locally led builders.

•	Partnering with Sumitomo Forestry is a natural evolution in Tri Pointe Homes’ growth and reflects the strength of our differentiated strategy, premium brand and design-driven approach.

•	Sumitomo Forestry also shares our people-first culture, business philosophy and strong commitment to quality, environmentally responsible business practices and enduring craftsmanship.

•	While we will be joining Sumitomo Forestry’s family of U.S. homebuilders, we will continue to operate independently and intentionally with our own distinct brand.

•	The transaction is expected to close in the second quarter of 2026, subject to certain conditions, including approval of the merger by Tri Pointe Homes’ stockholders and other customary conditions.

•	Tri Pointe Homes remains an independent company until the completion of the transaction.

•	Importantly, there are no changes to our local division team, locally led decision making or the terms of our agreement with you, as a result of this transaction.

•	We appreciate the support you’ve shown us over the years. We remain committed to our valued partners and look forward to continuing our strong relationship and growth benefiting both our companies.

•	As there are updates, we will communicate those to you transparently and in a timely manner.

Forward-Looking Statements

This communication contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Sumitomo Forestry’s and Tri Pointe Homes’ expectations or beliefs concerning future events, including with respect to the fourth quarter and full year results of Tri Pointe Homes and with respect to the proposed transaction, including the expected timetable for completing the proposed transaction, future opportunities for the combined businesses and the expected benefits of the proposed transaction, including with respect to U.S. home deliveries and home sales, community count expansion and the growth of the Tri Pointe Homes brand. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “target,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on various assumptions, whether or not identified in this communication, are not guarantees of future performance and reflect management’s current expectations. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. Some of the factors which could cause outcomes and results to differ materially from expectations include the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the businesses of Sumitomo Forestry and Tri Pointe Homes and the price of the common stock of Sumitomo Forestry and Tri Pointe Homes; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement entered into in connection with the proposed transaction (the “Merger Agreement”) by the stockholders of Tri Pointe Homes and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the risk that the Merger Agreement may be terminated in circumstances that require Tri Pointe Homes to pay a termination fee; (v) unanticipated difficulties or expenditures relating to the proposed transaction, including the response of business partners and competitors to the announcement of the proposed transaction or difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; (vi) risks that the proposed transaction disrupts current plans and operations; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk of any litigation relating to the proposed transaction; (ix) the effects of U.S. trade policies, including the imposition of tariffs and duties on homebuilding products and retaliatory measures taken by other countries; (x) the prices and availability of supply chain inputs, including raw materials, labor and home components; (xi) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (xii) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, on demand for Tri Pointe Homes’ or Sumitomo Forestry’s products; (xiii) risks relating to certain restrictions during the pendency of the proposed transaction that may impact the ability of Tri Pointe Homes and Sumitomo Forestry to pursue certain business opportunities or strategic transactions; (xiv) risks that the benefits of the proposed transaction are not realized when and as expected; and (xv) other factors described in the Proxy Statement (as defined below) and under the heading “Risk Factors” in Tri Pointe Homes’ Annual Report on Form 10-K for the year ended December 31, 2024, Tri Pointe Homes’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the Securities and Exchange Commission (the “SEC”). The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, neither Tri Pointe Homes nor Sumitomo Forestry undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction between Sumitomo Forestry and Tri Pointe Homes, Tri Pointe Homes intends to file with the SEC a preliminary proxy statement (with the definitive proxy statement, the “Proxy Statement”) and other relevant documents in connection with a special meeting of Tri Pointe Homes’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that Tri Pointe Homes may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of Tri Pointe Homes and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF TRI POINTE HOMES ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY TRI POINTE HOMES, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRI POINTE HOMES, SUMITOMO FORESTRY AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the Proxy Statement and other documents containing important information filed by Tri Pointe Homes with the SEC at the SEC’s website at www.sec.gov or from Tri Pointe Homes at its website at https://investors.tripointehomes.com/investors/overview/default.aspx.

Participants in the Solicitation

Tri Pointe Homes, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Tri Pointe Homes’ directors and executive officers is set forth in (i) Tri Pointe Homes’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 21, 2025; (ii) Tri Pointe Homes’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 7, 2025, under the headings “Board of Directors”, “Compensation of Non-Employee Directors”, “Corporate Governance”, “Compensation Discussion and Analysis”, “Compensation Committee Report”, “Ownership of our Common Stock”, “Equity Compensation Plan Information”, “Executive Compensation”, “Director Compensation”, and “Certain Relationships and Related Party Transactions”; (iii) to the extent holdings of Company securities by its directors or executive officers have changed since the amounts set forth in Tri Pointe Homes’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC; (iv) Tri Pointe Homes’ Current Report on Form 8-K, which was filed on April 17, 2025; and (v) in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Tri Pointe Homes’ proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders are and will be able to obtain a free copy of the documents filed with the SEC at the SEC’s website at www.sec.gov or from Tri Pointe Homes at its website at https://investors.tripointehomes.com/Home/default.aspx.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The following talking points were made available to employees for use with customer-facing teams on February 13, 2026.

The following talking points have been prepared for Tri Pointe Homes’ customer-facing teams for home shoppers, homebuyers, homeowners and real estate agents/brokers and should be used to address questions related to the announced transaction with Sumitomo Forestry.

Please escalate any questions not answered by the below to your manager.

Customer Talking Points – Tri Pointe Homes Merger Announcement

•	On February 12, we announced that Tri Pointe Homes entered into an agreement to be acquired by Sumitomo Forestry to create a leading U.S. homebuilder.

•	Founded in 1691, Sumitomo Forestry is a global organization with a long history of sustainable business practices and long-term investment.

•	Over the past 20+ years, they have thoughtfully built a U.S. homebuilding portfolio of respected, locally led builders.

•	Partnering with Sumitomo Forestry is a natural evolution in Tri Pointe’s growth and reflects the strength of our design-driven, premium lifestyle brand and customer-focus.

•	Sumitomo Forestry shares our customer-focused culture and strong commitment to quality, value, environmentally responsible business practices and enduring craftsmanship.

•	While we will be joining Sumitomo Forestry’s family of U.S. homebuilders, we will continue to operate independently and intentionally with our own distinct brand.

•	The transaction is expected to close in the second quarter of 2026, subject to certain conditions, including approval of the merger by Tri Pointe Homes’ stockholders and other customary conditions.

•	Tri Pointe Homes remains an independent company until the completion of the transaction.

•	For homeowners There are no changes planned to our approach to new home warranty, customer care or our affiliated Tri Pointe Connect home financing services.

•	For homebuyers The same people will be taking great care of you on your homebuying journey across Tri Pointe Homes and our affiliated mortgage, closing and insurance services.

•

For real estate agents/brokers There are no changes planned to how we partner with real estate agents and brokers as a result of this strategic combination. Our relationships with real estate agents and brokers are a valuable part of our business, and we look forward to continuing to partner and strengthen those ties with you in this next stage of our growth.

Forward-Looking Statements

This communication contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Sumitomo Forestry’s and Tri Pointe Homes’ expectations or beliefs concerning future events, including with respect to the fourth quarter and full year results of Tri Pointe Homes and with respect to the proposed transaction, including the expected timetable for completing the proposed transaction, future opportunities for the combined businesses and the expected benefits of the proposed transaction, including with respect to U.S. home deliveries and home sales, community count expansion and the growth of the Tri Pointe Homes brand. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “target,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on various assumptions, whether or not identified in this communication, are not guarantees of future performance and reflect management’s current expectations. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. Some of the factors which could cause outcomes and results to differ materially from expectations include the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the businesses of Sumitomo Forestry and Tri Pointe Homes and the price of the common stock of Sumitomo Forestry and Tri Pointe Homes; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement entered into in connection with the proposed transaction (the “Merger Agreement”) by the stockholders of Tri Pointe Homes and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the risk that the Merger Agreement may be terminated in circumstances that require Tri Pointe Homes to pay a termination fee; (v) unanticipated difficulties or expenditures relating to the proposed transaction, including the response of business partners and competitors to the announcement of the proposed transaction or difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; (vi) risks that the proposed transaction disrupts current plans and operations; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk of any litigation relating to the proposed transaction; (ix) the effects of U.S. trade policies, including the imposition of tariffs and duties on homebuilding products and retaliatory measures taken by other countries; (x) the prices and availability of supply chain inputs, including raw materials, labor and home components; (xi) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (xii) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, on demand for Tri Pointe Homes’ or Sumitomo Forestry’s products; (xiii) risks relating to certain restrictions during the pendency of the proposed transaction that may impact the ability of Tri Pointe Homes and Sumitomo Forestry to pursue certain business opportunities or strategic transactions; (xiv) risks that the benefits of the proposed transaction are not realized when and as expected; and (xv) other factors described in the Proxy Statement (as defined below) and under the heading “Risk Factors” in Tri Pointe Homes’ Annual Report on Form 10-K for the year ended December 31, 2024, Tri Pointe Homes’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the Securities and Exchange Commission (the “SEC”). The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, neither Tri Pointe Homes nor Sumitomo Forestry undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction between Sumitomo Forestry and Tri Pointe Homes, Tri Pointe Homes intends to file with the SEC a preliminary proxy statement (with the definitive proxy statement, the “Proxy Statement”) and other relevant documents in connection with a special meeting of Tri Pointe Homes’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that Tri Pointe Homes may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of Tri Pointe Homes and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF TRI POINTE HOMES ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY TRI POINTE HOMES, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRI POINTE HOMES, SUMITOMO FORESTRY AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the Proxy Statement and other documents containing important information filed by Tri Pointe Homes with the SEC at the SEC’s website at www.sec.gov or from Tri Pointe Homes at its website at https://investors.tripointehomes.com/investors/overview/default.aspx.

Participants in the Solicitation

Tri Pointe Homes, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Tri Pointe Homes’ directors and executive officers is set forth in (i) Tri Pointe Homes’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 21, 2025; (ii) Tri Pointe Homes’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 7, 2025, under the headings “Board of Directors”, “Compensation of Non-Employee Directors”, “Corporate Governance”, “Compensation Discussion and Analysis”, “Compensation Committee Report”, “Ownership of our Common Stock”, “Equity Compensation Plan Information”, “Executive Compensation”, “Director Compensation”, and “Certain Relationships and Related Party Transactions”; (iii) to the extent holdings of Company securities by its directors or executive officers have changed since the amounts set forth in Tri Pointe Homes’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC; (iv) Tri Pointe Homes’ Current Report on Form 8-K, which was filed on April 17, 2025; and (v) in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Tri Pointe Homes’ proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders are and will be able to obtain a free copy of the documents filed with the SEC at the SEC’s website at www.sec.gov or from Tri Pointe Homes at its website at https://investors.tripointehomes.com/Home/default.aspx.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The following talking points were made available to employees for use with trade partners on February 13, 2026.

The following talking points have been prepared for Tri Pointe Homes’ team members with trade partner relationships and should be used to address questions related to the announced transaction with Sumitomo Forestry.

Please escalate any questions not answered by the below to your manager.

Trade Partner Talking Points – Tri Pointe Homes Merger Announcement

•	On February 12, we announced that Tri Pointe Homes entered into an agreement to be acquired by Sumitomo Forestry to create a leading U.S. homebuilder.

•	Founded in 1691, Sumitomo Forestry is a global organization with a long history of sustainable business practices and long-term investment.

•	Over the past 20+ years, they have thoughtfully built a U.S. homebuilding portfolio of respected, locally led builders.

•	Partnering with Sumitomo Forestry is a natural evolution in Tri Pointe Homes’ growth and reflects the strength of our differentiated strategy, premium lifestyle brand and design-driven approach.

•	Sumitomo Forestry also shares our people-first culture, business philosophy and strong commitment to quality, value, environmentally responsible business practices and enduring craftsmanship.

•	While we will be joining Sumitomo Forestry’s family of U.S. homebuilders, we will continue to operate independently and intentionally with our own distinct brand.

•	The transaction is expected to close in the second quarter of 2026, subject to certain conditions, including approval of the merger by Tri Pointe Homes’ stockholders and other customary conditions.

•	Tri Pointe Homes remains an independent company until the completion of the transaction.

•

Importantly, there are no changes to our local division team, locally led decision making or our partnership with you as a result of this transaction, including current ordering, payment processes or contracts.

•	We appreciate the support you’ve shown us over the years. We remain committed to our valued partnership and look forward to building on our relationship and growth benefiting both our companies.

•	As there are further updates, those will be communicated to you transparently and in a timely manner.

Forward-Looking Statements

This communication contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Sumitomo Forestry’s and Tri Pointe Homes’ expectations or beliefs concerning future events, including with respect to the fourth quarter and full year results of Tri Pointe Homes and with respect to the proposed transaction, including the expected timetable for completing the proposed transaction, future opportunities for the combined businesses and the expected benefits of the proposed transaction, including with respect to U.S. home deliveries and home sales, community count expansion and the growth of the Tri Pointe Homes brand. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “target,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on various assumptions, whether or not identified in this communication, are not guarantees of future performance and reflect management’s current expectations. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. Some of the factors which could cause outcomes and results to differ materially from expectations include the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the businesses of Sumitomo Forestry and Tri Pointe Homes and the price of the common stock of Sumitomo Forestry and Tri Pointe Homes; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement entered into in connection with the proposed transaction (the “Merger Agreement”) by the stockholders of Tri Pointe Homes and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the risk that the Merger Agreement may be terminated in circumstances that require Tri Pointe Homes to pay a termination fee; (v) unanticipated difficulties or expenditures relating to the proposed transaction, including the response of business partners and competitors to the announcement of the proposed transaction or difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; (vi) risks that the proposed transaction disrupts current plans and operations; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk of any litigation relating to the proposed transaction; (ix) the effects of U.S. trade policies, including the imposition of tariffs and duties on homebuilding products and retaliatory measures taken by other countries; (x) the prices and availability of supply chain inputs, including raw materials, labor and home components; (xi) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (xii) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, on demand for Tri Pointe Homes’ or Sumitomo Forestry’s products; (xiii) risks relating to certain restrictions during the pendency of the proposed transaction that may impact the ability of Tri Pointe Homes and Sumitomo Forestry to pursue certain business opportunities or strategic transactions; (xiv) risks that the benefits of the proposed transaction are not realized when and as expected; and (xv) other factors described in the Proxy Statement (as defined below) and under the heading “Risk Factors” in Tri Pointe Homes’ Annual Report on Form 10-K for the year ended December 31, 2024, Tri Pointe Homes’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the Securities and Exchange Commission (the “SEC”). The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, neither Tri Pointe Homes nor Sumitomo Forestry undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction between Sumitomo Forestry and Tri Pointe Homes, Tri Pointe Homes intends to file with the SEC a preliminary proxy statement (with the definitive proxy statement, the “Proxy Statement”) and other relevant documents in connection with a special meeting of Tri Pointe Homes’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that Tri Pointe Homes may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of Tri Pointe Homes and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF TRI POINTE HOMES ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY TRI POINTE HOMES, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRI POINTE HOMES, SUMITOMO FORESTRY AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the Proxy Statement and other documents containing important information filed by Tri Pointe Homes with the SEC at the SEC’s website at www.sec.gov or from Tri Pointe Homes at its website at https://investors.tripointehomes.com/investors/overview/default.aspx.

Participants in the Solicitation

Tri Pointe Homes, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Tri Pointe Homes’ directors and executive officers is set forth in (i) Tri Pointe Homes’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 21, 2025; (ii) Tri Pointe Homes’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 7, 2025, under the headings “Board of Directors”, “Compensation of Non-Employee Directors”, “Corporate Governance”, “Compensation Discussion and Analysis”, “Compensation Committee Report”, “Ownership of our Common Stock”, “Equity Compensation Plan Information”, “Executive Compensation”, “Director Compensation”, and “Certain Relationships and Related Party Transactions”; (iii) to the extent holdings of Company securities by its directors or executive officers have changed since the amounts set forth in Tri Pointe Homes’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC; (iv) Tri Pointe Homes’ Current Report on Form 8-K, which was filed on April 17, 2025; and (v) in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Tri Pointe Homes’ proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders are and will be able to obtain a free copy of the documents filed with the SEC at the SEC’s website at www.sec.gov or from Tri Pointe Homes at its website at https://investors.tripointehomes.com/Home/default.aspx.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The following talking points were made available to employees for use with local industry contacts on February 13, 2026.

The following talking points have been prepared for Tri Pointe Homes’ teams to address questions from local industry contacts related to the announced transaction with Sumitomo Forestry.

Please escalate any questions not answered by the below to your manager.

Local Industry Contacts Talking Points – Tri Pointe Homes Merger Announcement

•	On February 12, we announced that Tri Pointe Homes entered into an agreement to be acquired by Sumitomo Forestry to create a leading U.S. homebuilder.

•	Founded in 1691, Sumitomo Forestry is a global organization with a long history of sustainable business practices and long-term investment.

•	Over the past 20+ years, they have thoughtfully built a U.S. homebuilding portfolio of respected, locally led builders.

•	Partnering with Sumitomo Forestry is a natural evolution in Tri Pointe Homes’ growth and reflects the strength of our differentiated strategy, premium lifestyle brand and design-driven approach.

•	Sumitomo Forestry also shares our people-first culture, business philosophy, and strong commitment to quality, environmentally responsible business practices, and enduring craftsmanship.

•	While we will be joining Sumitomo Forestry’s family of U.S. homebuilders, we will continue to operate independently and intentionally with our own distinct brand.

•	The transaction is expected to close in the second quarter of 2026, subject to certain conditions, including approval of the merger by Tri Pointe Homes’ stockholders and other customary conditions.

•	Tri Pointe Homes remains an independent company until the completion of the transaction.

•	Importantly, there are no changes planned to our local division team, or our existing valued relationships with our local partners and stakeholders in the communities where we operate.

•	We place a high value on these long-standing relationships and remain fully committed to supporting and strengthening them over time.

•	As part of Sumitomo Forestry’s family of brands, we see meaningful opportunities to deepen collaboration and drive shared, long-term success.

Forward-Looking Statements

This communication contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Sumitomo Forestry’s and Tri Pointe Homes’ expectations or beliefs concerning future events, including with respect to the fourth quarter and full year results of Tri Pointe Homes and with respect to the proposed transaction, including the expected timetable for completing the proposed transaction, future opportunities for the combined businesses and the expected benefits of the proposed transaction, including with respect to U.S. home deliveries and home sales, community count expansion and the growth of the Tri Pointe Homes brand. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “target,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on various assumptions, whether or not identified in this communication, are not guarantees of future performance and reflect management’s current expectations. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. Some of the factors which could cause outcomes and results to differ materially from expectations include the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the businesses of Sumitomo Forestry and Tri Pointe Homes and the price of the common stock of Sumitomo Forestry and Tri Pointe Homes; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement entered into in connection with the proposed transaction (the “Merger Agreement”) by the stockholders of Tri Pointe Homes and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the risk that the Merger Agreement may be terminated in circumstances that require Tri Pointe Homes to pay a termination fee; (v) unanticipated difficulties or expenditures relating to the proposed transaction, including the response of business partners and competitors to the announcement of the proposed transaction or difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; (vi) risks that the proposed transaction disrupts current plans and operations; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk of any litigation relating to the proposed transaction; (ix) the effects of U.S. trade policies, including the imposition of tariffs and duties on homebuilding products and retaliatory measures taken by other countries; (x) the prices and availability of supply chain inputs, including raw materials, labor and home components; (xi) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (xii) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, on demand for Tri Pointe Homes’ or Sumitomo Forestry’s products; (xiii) risks relating to certain restrictions during the pendency of the proposed transaction that may impact the ability of Tri Pointe Homes and Sumitomo Forestry to pursue certain business opportunities or strategic transactions; (xiv) risks that the benefits of the proposed transaction are not realized when and as expected; and (xv) other factors described in the Proxy Statement (as defined below) and under the heading “Risk Factors” in Tri Pointe Homes’ Annual Report on Form 10-K for the year ended December 31, 2024, Tri Pointe Homes’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the Securities and Exchange Commission (the “SEC”). The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, neither Tri Pointe Homes nor Sumitomo Forestry undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction between Sumitomo Forestry and Tri Pointe Homes, Tri Pointe Homes intends to file with the SEC a preliminary proxy statement (with the definitive proxy statement, the “Proxy Statement”) and other relevant documents in connection with a special meeting of Tri Pointe Homes’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that Tri Pointe Homes may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of Tri Pointe Homes and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF TRI POINTE HOMES ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY TRI POINTE HOMES, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRI POINTE HOMES, SUMITOMO FORESTRY AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the Proxy Statement and other documents containing important information filed by Tri Pointe Homes with the SEC at the SEC’s website at www.sec.gov or from Tri Pointe Homes at its website at https://investors.tripointehomes.com/investors/overview/default.aspx.

Participants in the Solicitation

Tri Pointe Homes, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Tri Pointe Homes’ directors and executive officers is set forth in (i) Tri Pointe Homes’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 21, 2025; (ii) Tri Pointe Homes’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 7, 2025, under the headings “Board of Directors”, “Compensation of Non-Employee Directors”, “Corporate Governance”, “Compensation Discussion and Analysis”, “Compensation Committee Report”, “Ownership of our Common Stock”, “Equity Compensation Plan Information”, “Executive Compensation”, “Director Compensation”, and “Certain Relationships and Related Party Transactions”; (iii) to the extent holdings of Company securities by its directors or executive officers have changed since the amounts set forth in Tri Pointe Homes’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC; (iv) Tri Pointe Homes’ Current Report on Form 8-K, which was filed on April 17, 2025; and (v) in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Tri Pointe Homes’ proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders are and will be able to obtain a free copy of the documents filed with the SEC at the SEC’s website at www.sec.gov or from Tri Pointe Homes at its website at https://investors.tripointehomes.com/Home/default.aspx.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The following LinkedIn post was made available to the public on February 13, 2026.

Tri Pointe Homes
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Today, Tri Pointe Homes announced an exciting milestone: Tri Pointe Homes has entered into a definitive agreement to be acquired by Sumitomo Forestry (https://sfc.jp/english/), creating a leading U.S. homebuilder. This announcement is built on the strength of Tri Pointe Homes - our people, culture and operating philosophies.

Joining Sumitomo Forestry's U.S. family of brands enables Tri Pointe Homes to focus on long-term growth and value creation, while continuing our investments in people, land, product, and communities. Sumitomo Forestry is an aligned partner and deeply values how we operate today, guided by our brand pillars -- The Best of Big and Small, Customer Driven, Premium Lifestyle Brand, and Passionate Culture. This acquisition is about making us stronger and supporting our next phase of growth and innovation.

Tri Pointe Homes remains an independent company until the completion of the transaction. As part of Sumitomo Forestry's global platform, we will maintain our brand. Our customer-driven insights, community relationships, and locally led teams remain key to how we serve customers and grow our business.

Read the full press release for additional details: https://lnkd.in/d2RZ7hwE

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Forward-Looking Statements

This communication contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Sumitomo Forestry’s and Tri Pointe Homes’ expectations or beliefs concerning future events, including with respect to the fourth quarter and full year results of Tri Pointe Homes and with respect to the proposed transaction, including the expected timetable for completing the proposed transaction, future opportunities for the combined businesses and the expected benefits of the proposed transaction, including with respect to U.S. home deliveries and home sales, community count expansion and the growth of the Tri Pointe Homes brand. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “target,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on various assumptions, whether or not identified in this communication, are not guarantees of future performance and reflect management’s current expectations. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. Some of the factors which could cause outcomes and results to differ materially from expectations include the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the businesses of Sumitomo Forestry and Tri Pointe Homes and the price of the common stock of Sumitomo Forestry and Tri Pointe Homes; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement entered into in connection with the proposed transaction (the “Merger Agreement”) by the stockholders of Tri Pointe Homes and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the risk that the Merger Agreement may be terminated in circumstances that require Tri Pointe Homes to pay a termination fee; (v) unanticipated difficulties or expenditures relating to the proposed transaction, including the response of business partners and competitors to the announcement of the proposed transaction or difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; (vi) risks that the proposed transaction disrupts current plans and operations; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk of any litigation relating to the proposed transaction; (ix) the effects of U.S. trade policies, including the imposition of tariffs and duties on homebuilding products and retaliatory measures taken by other countries; (x) the prices and availability of supply chain inputs, including raw materials, labor and home components; (xi) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (xii) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, on demand for Tri Pointe Homes’ or Sumitomo Forestry’s products; (xiii) risks relating to certain restrictions during the pendency of the proposed transaction that may impact the ability of Tri Pointe Homes and Sumitomo Forestry to pursue certain business opportunities or strategic transactions; (xiv) risks that the benefits of the proposed transaction are not realized when and as expected; and (xv) other factors described in the Proxy Statement (as defined below) and under the heading “Risk Factors” in Tri Pointe Homes’ Annual Report on Form 10-K for the year ended December 31, 2024, Tri Pointe Homes’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the Securities and Exchange Commission (the “SEC”). The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, neither Tri Pointe Homes nor Sumitomo Forestry undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction between Sumitomo Forestry and Tri Pointe Homes, Tri Pointe Homes intends to file with the SEC a preliminary proxy statement (with the definitive proxy statement, the “Proxy Statement”) and other relevant documents in connection with a special meeting of Tri Pointe Homes’ stockholders for purposes of obtaining, stockholder approval of the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that Tri Pointe Homes may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of Tri Pointe Homes and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF TRI POINTE HOMES ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY TRI POINTE HOMES, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRI POINTE HOMES, SUMITOMO FORESTRY AND THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain a free copy of the Proxy Statement and other documents containing important information filed by Tri Pointe Homes with the SEC at the SEC’s website at www.sec.gov or from Tri Pointe Homes at its website at https://investors.tripointehomes.com/investors/overview/default.aspx.

Participants in the Solicitation

Tri Pointe Homes, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Tri Pointe Homes’ directors and executive officers is set forth in (i) Tri Pointe Homes’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 21, 2025; (ii) Tri Pointe Homes’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 7, 2025, under the headings “Board of Directors”, “Compensation of Non-Employee Directors”, “Corporate Governance”, “Compensation Discussion and Analysis”, “Compensation Committee Report”, “Ownership of our Common Stock”, “Equity Compensation Plan Information”, “Executive Compensation”, “Director Compensation”, and “Certain Relationships and Related Party Transactions”; (iii) to the extent holdings of Company securities by its directors or executive officers have changed since the amounts set forth in Tri Pointe Homes’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC; (iv) Tri Pointe Homes’ Current Report on Form 8-K, which was filed on April 17, 2025; and (v) in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Tri Pointe Homes’ proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders are and will be able to obtain a free copy of the documents filed with the SEC at the SEC’s website at www.sec.gov or from Tri Pointe Homes at its website at https://investors.tripointehomes.com/Home/default.aspx.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.